Accounts and notes payable and accruals and other current liabilities - Accounts and notes payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Accounts and notes payable and accruals and other current liabilities
Commission payables to network partners and location partners	¥ 408,444		¥ 546,739
Entry fees payable to location partners	28,345		46,359
Payables for purchase of goods	273,906		185,736
Payables for maintenance cost	21,453		23,631
Others	32,593		7,732
Total	¥ 764,741	$ 107,712	¥ 810,197